EMPLOYMENT AGREEMENT

         EMPLOYMENT AGREEMENT, dated as of July 23, 1986, between HEALTHSOUTH Rehabilitation Corporation, a Delaware corporation ("HEALTHSOUTH"), and RICHARD
M. SCRUSHY, a resident of Birmingham, Alabama ("Scrushy").

                              W I T N E S S E T H:

         WHEREAS, HEALTHSOUTH is a healthcare concern engaged in providing comprehensive rehabilitation care services to the public through a national organization;

         WHEREAS, HEALTHSOUTH desires to avail itself of Scrushy's talents and expertise in the management of the rehabilitation business of HEALTHSOUTH, and to employ him as the Chairman of the Board, President and Chief Executive Officer of HEALTHSOUTH and certain of its subsidiaries and Scrushy is willing to accept such employment.

         NOW, THEREFORE, in consideration of the premises, and other mutual promises and covenants hereinafter contained, HEALTHSOUTH and Scrushy do hereby agree, for their mutual benefit, as follows:

Section 1. Employment.

         Scrushy  shall  be  employed  by  HEALTHSOUTH   under  this  Agreement,
effective August 1, 1986, and Scrushy accepts such employment upon the terms and conditions hereinafter set forth.

Section 2. Term.

         The term of employment provided for in this Agreement shall commence on August 1, 1986, and shall remain in full force and effect for a period of five years thereafter.

Section 3. Powers and Duties.

         Scrushy shall be employed by HEALTHSOUTH during the term of employment under this Agreement as the Chairman of the Board, President and Chief Executive Officer of HEALTHSOUTH, and shall also hold similar offices with HEALTHSOUTH's subsidiaries and/or their successors. In addition, HEALTHSOUTH shall use its best efforts to cause Scrushy to be nominated and elected as a Director of HEALTHSOUTH and its subsidiaries or their successors during the term of this Agreement. In addition, Scrushy shall perform such duties as may be assigned to him from time to time by the Board of Directors of HEALTHSOUTH. In the event of a reorganization of HEALTHSOUTH and its subsidiaries which results in Scrushy not being elected Chairman of the Board, President and Chief Executive Officer of the successor company, such event shall be deemed to be a termination of Scrushy's employment pursuant to Section 8(f) of this Agreement. In the event that Scrushy shall not be elected a Director of HEALTHSOUTH or any such successor company, Scrushy may, at his sole option, treat such event as a termination of Scrushy's employment pursuant to Section 8(c) of this Agreement.

         In carrying out his duties under this Agreement, Scrushy shall have such powers and duties usually incident to the office of Chairman of the Board, President and Chief Executive

Officer and shall have general responsibility for the overall development, expansion and operations of HEALTHSOUTH and its subsidiaries.

         The performance by Scrushy of any duties assigned to him which are not of the type provided for herein shall not constitute a waiver of his rights hereunder or an abrogation, abandonment or termination of this Agreement.

         Scrushy shall devote all of his working time and best efforts in the best interest and behalf of HEALTHSOUTH throughout the term of this Agreement, such working time and best efforts to be of the type and extent usually expended by executives of similar caliber in similar situations. Scrushy shall not be restricted from engaging in a business which is noncompetitive with HEALTHSOUTH and its subsidiaries after normal working hours or on weekends or from investing his assets in such form or manner as will not require any services on his part in the operation of the affairs of the companies in which such investments are made.

Section 4. Place of Performance.

         The headquarters for the performance of Scrushy's duties shall be located in Birmingham, Alabama, but from time to time Scrushy shall be required to travel to HEALTH- SOUTH's other locations in the proper conduct of his responsibilities under this Agreement. As it is HEALTHSOUTH's intention to expand the business of HEALTHSOUTH on a national scale, HEALTHSOUTH may require Scrushy to spend a reasonable amount of time traveling, as his duties and the business of HEALTHSOUTH and its subsidiaries may require.

Section 5. Compensation.

         For all services rendered by Scrushy pursuant to this Agreement, HEALTHSOUTH shall pay Scrushy the following compensation:

                  (a) A base salary at the annual rate of $160,000 for the period August 1, 1986 through December 31, 1986, and an annual base salary of $180,000 thereafter, such salary to be paid semi-monthly. Such salary shall be reviewed annually by the Board of Directors.

                  (b) Scrushy shall be entitled to participate in any bonus plan approved by the Board of Directors for HEALTHSOUTH's management.

Compensation pursuant to this Section 5 or any other provision of this Agreement shall be subject to reduction by all applicable withholding, social security and other state, Federal and local taxes and deductions.

Section 6. Employee Benefits.

         (a) Scrushy will be entitled to participate in any employee benefits provided by HEALTHSOUTH and its subsidiaries, such as life insurance, hospitalization and major medical insurance plans which HEALTHSOUTH has in effect or may adopt from time to time. Without limiting the generality of the foregoing, the benefits provided Scrushy during the term of this Agreement shall also include the following elements:

                  (i) a four-week vacation during each year of this Agreement;

                  (ii) a car allowance for an automobile owned by Scrushy for use by Scrushy in connection with the execution of his duties under this Agreement in the amount of $500 per month; and

                  (iii) HEALTHSOUTH shall provide Scrushy, either through a corporate group disability insurance plan or otherwise, with disability insurance coverage equal to at least 60% of his base salary.

         (b) In addition, the Board of Directors shall consider Scrushy for the grant of options to purchase Common Stock of HEALTHSOUTH, as Scrushy's performance shall dictate, no less frequent than annually during the term of this Agreement.

Section 7. Expenses.

         Scrushy is authorized to incur reasonable expenses in promoting the business of HEALTHSOUTH and its subsidiaries, including expenses, to the extent used for business purposes, for entertainment, travel and similar items. HEALTHSOUTH will reimburse Scrushy for all such expenses, upon the presentation by him of an itemized account of such expenditures in accordance with HEALTHSOUTH procedures.

Section 8.  Termination.

         (a) HEALTHSOUTH may terminate the employment of Scrushy (i) at any time for just cause by written notice to Scrushy effective upon receipt, or (ii) if Scrushy is unable to perform the services required of him under this Agreement by reason of disability as defined in the disability insurance plan or plans referred to in Section 5(a)(iii) of this Agreement. For purposes of Section 8(a)(i) above, the term "just cause" shall have the meaning prescribed in HEALTHSOUTH's policy manual as approved from time to time by the Board of Directors.

         (b) In the event that Scrushy's employment by HEALTHSOUTH should be terminated pursuant to Section 8(a)(i) of this Agreement prior to the conclusion of the term of this Agreement, HEALTHSOUTH shall have no further obligation hereunder, except for the payment of the compensation provided for in Section 5(a) of this Agreement for a period of one year following such termination, which compensation shall be considered a debt of HEALTH- SOUTH and shall not be discharged by reason of termination of Scrushy's employment.

         (c) In the event that Scrushy's employment by HEALTHSOUTH shall be terminated for any reason other than as set forth in Section 8(a)(i), 8(d), 8(e) or 8(f) of this Agreement, HEALTHSOUTH shall have no further obligation hereunder, except for the payment of compensation provided for in Section 5(a) of this Agreement for the remaining term of this Agreement, but in no event for a period of less than two years, which compensation shall be considered a debt of HEALTHSOUTH and shall not be discharged by reason of termination of Scrushy's employment.

         (d) In the event of the death of Scrushy during the term of this Agreement, the Agreement shall terminate immediately and HEALTHSOUTH shall pay to the widow or estate of Scrushy, or such other person or persons as may be designated by Scrushy in writing, an amount equal to one year's annual base salary payable in one lump sum.

         (e) Scrushy may terminate his employment under this Agreement before the expiration of its term by giving HEALTHSOUTH 180 days written notice of his intention to terminate such employment, and at the expiration of said 180 days, Scrushy's employment under this Agreement shall terminate and Scrushy shall be entitled to receive, as severance compensation, an amount equal to one year's annual base salary at the time of termination, payable at the time of termination.

         (f) In the event that HEALTHSOUTH shall be acquired, merged or reorganized in such a manner as to result in a change in control of HEALTHSOUTH, Scrushy may terminate this employment under this Agreement by giving HEALTHSOUTH 30 days written notice of his intention to terminate such employment, and at the expiration of said 30 days, Scrushy's employment under this Agreement shall terminate and Scrushy shall be entitled to receive, as severance compensation, an amount equal to two years' annual base salary at the time of termination, payable at the time of termination.

Section 9. Non-Competition.

         (a) In the event that Scrushy's employment under this Agreement shall terminate during its term, for the period of time with respect to which Scrushy is entitled to receive compensation hereunder after such termination, Scrushy shall not, directly or indirectly, own, operate, be employed by, be a director of, act as a consultant for, be associated with, or be a partner or have a proprietary interest in, any enterprise, partnership, association, corporation, joint venture or other entity, which is competitive with the rehabilitation business of HEALTHSOUTH, or any subsidiary or affiliate thereof, in any county in a state where HEALTHSOUTH or its subsidiaries or affiliates are conducting such business at the time of such termination; provided, however, that if such termination shall occur as a result of the causes enumerated in Section 8(f) of this Agreement, this Section 9 shall be void and shall be of no further force and effect.

         (b) The parties have entered into this Section 9 of this Agreement in good faith and for the reasons set forth in the recitals hereto and assume that this Agreement is legally binding. If, for any reason, this Agreement is not binding because of its geographical scope or because of its term, then the parties agree that this Agreement shall be deemed effective to the widest geographical area and/or the longest period of time (but not in excess of one year) as may be legally enforceable.

         (c) Scrushy acknowledges that the rights and privileges granted to HEALTH- SOUTH in this Section 9 are of special and unique character, which gives them a peculiar value, the loss of which may not be reasonably or adequately compensated for by damages in an action of law, and that a breach thereof by Scrushy of this Agreement will cause HEALTH- SOUTH great and irreparable injury and damage. Accordingly, Scrushy hereby agrees that HEALTHSOUTH shall be entitled to remedies of injunction, specific performance or other equitable relief to prevent a breach of this Section 9 of this Agreement by Scrushy. This provision shall not be construed as a waiver of any other rights or remedies HEALTHSOUTH may have for damages or otherwise.

Section 10. Non-Assignability.

         Scrushy shall not have the right to assign, transfer, pledge, hypothecate or dispose of any right to receive payments hereunder or any rights, privileges or interest hereunder, all of which are hereby expressly declared to be non-assignable and non-transferable, except after termination of his employment  hereunder.  In the event of a violation  of the  provisions  of this
Section 10, no further sums shall hereafter become due or payable by HEALTHSOUTH or its subsidiaries to Scrushy or his assignee, transferee, pledgee or to any other person whatsoever, and HEALTHSOUTH shall have no further liability under this Agreement to Scrushy.

Section 11. Binding Effect.

         The rights and obligations of HEALTHSOUTH and its subsidiaries under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of HEALTHSOUTH. Scrushy shall not assign or alienate any interest of his in this Agreement, except as provided in Section 10 hereof.

Section 12. Waiver of Breach.

         The waiver by either party to this Agreement of a breach of any provision thereof by the other party shall not operate or be construed as a waiver of any subsequent breach of such party.

Section 13. Notices.

         Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and if sent by certified or registered mail to Scrushy's residence (if such notice is addressed to Scrushy), or to the principal executive offices of HEALTHSOUTH in Birmingham, Alabama (if such notice is addressed to HEALTHSOUTH).

Section 14. Entire Agreement.

         This instrument shall be governed by the laws of the State of Delaware and contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any other agreements, whether written or oral, between the parties.

         This Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

Section 15. Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall for all purposes be deemed to be an original, but each of which, when so executed, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                HEALTHSOUTH Rehabilitation Corporation


                                By /s/ AARON BEAM, JR.
                                   ------------------------------------
                                       Aaron Beam, Jr.
                                    Senior Vice President,
                                    Chief Financial Officer
                                       and Treasurer

                                   /s/ RICHARD M. SCRUSHY
                                   ------------------------------------
                                       Richard M. Scrushy

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

         AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT, dated as of January 5, 1987, between HEALTHSOUTH Rehabilitation Corporation, a Delaware corporation ("HEALTHSOUTH"), and RICHARD M. SCRUSHY, a resident of Birmingham, Alabama ("Scrushy").

                              W I T N E S S E T H:

         WHEREAS, the parties to this Agreement are parties to that certain Employment Agreement, dated as of July 23, 1986 (the "Employment Agreement"); and

         WHEREAS, the parties desire to amend the Employment Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises, and the mutual promises and covenants hereinafter contained, HEALTHSOUTH and Scrushy do hereby agree, for their mutual benefit, as follows:

         1. Section 5(a) of the Agreement is hereby amended by increasing the annual base salary effective after December 31, 1986, previously $180,000, to $200,000.

         2. HEALTHSOUTH and Scrushy hereby reaffirm all of the other terms and provisions of the Employment Agreement, which is amended only as specifically set forth herein.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                    HEALTHSOUTH Rehabilitation Corporation

                                    By            /s/ AARON BEAM, JR.
                                      -----------------------------------------
                                                 Aaron Beam, Jr., Senior
                                             Vice President and Chief Financial
                                                    Officer and Treasurer

                                                  /s/ RICHARD M. SCRUSHY
                                       ----------------------------------------
                                                   Mr. Richard M. Scrushy

                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

         AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT, dated as of December 16, 1987, between HEALTHSOUTH Rehabilitation Corporation, a Delaware corporation ("HEALTHSOUTH"), and RICHARD M. SCRUSHY, a resident of Birmingham, Alabama ("Scrushy").

                              W I T N E S S E T H:

         WHEREAS, the parties to this Agreement are parties to that certain Employment Agreement, dated as of July 23, 1986, as amended as of January 5, 1987 (the "Employment Agreement"); and

         WHEREAS, the parties desire to further amend the Employment Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises, and the mutual promises and covenants hereinafter contained, HEALTHSOUTH and Scrushy do hereby agree, for their mutual benefit, as follows:

         1. Section 5(a) of the Agreement is hereby amended by increasing the annual base salary effective after December 31, 1987, previously $200,000 to $260,000.

         3. HEALTHSOUTH and Scrushy hereby reaffirm all of the other terms and provisions of the Employment Agreement, which is amended only as specifically set forth herein.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                               HEALTHSOUTH Rehabilitation Corporation

                               By /s/ AARON BEAM, JR.
                                  -----------------------------------------
                                      Aaron Beam, Jr.,
                                      Senior Vice President and Chief Financial
                                        Officer and Treasurer

                                  /s/ RICHARD M. SCRUSHY
                                  -----------------------------------------
                                      Mr. Richard M. Scrushy

                     AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

         AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT, dated as of December 20, 1988, between HEALTHSOUTH Rehabilitation Corporation, a Delaware corporation ("HEALTHSOUTH"), and RICHARD M. SCRUSHY, a resident of Birmingham, Alabama ("Scrushy").

                              W I T N E S S E T H:

         WHEREAS, the parties to this Agreement are parties to that certain Employment Agreement, dated as of July 23, 1986, as amended as of January 5, 1987 and as of December 16, 1987 (the "Employment Agreement"); and

         WHEREAS, the parties desire to further amend the Employment Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises, and the mutual promises and covenants hereinafter contained, HEALTHSOUTH and Scrushy do hereby agree, for their mutual benefit, as follows:

         1. Section 5(a) of the Agreement is hereby amended by increasing the annual base salary effective after December 31, 1988, previously $260,000 to $325,000.

         3. HEALTHSOUTH and Scrushy hereby reaffirm all of the other terms and provisions of the Employment Agreement, which is amended only as specifically set forth herein.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                    HEALTHSOUTH Rehabilitation Corporation

                                    By            /s/ AARON BEAM, JR.
                                             ----------------------------------
                                                      Aaron Beam, Jr.,
                                               Senior Vice President and Chief
                                           Chief Financial Officer and Treasurer

                                                 /s/ RICHARD M. SCRUSHY
                                            ----------------------------------
                                                     Richard M. Scrushy

                     AMENDMENT NO. 4 TO EMPLOYMENT AGREEMENT

         AMENDMENT NO. 4 TO EMPLOYMENT AGREEMENT, dated as of December 20, 1989, between HEALTHSOUTH Rehabilitation Corporation, a Delaware corporation ("HEALTHSOUTH"), and RICHARD M. SCRUSHY, a resident of Birmingham, Alabama ("Scrushy").

                              W I T N E S S E T H:

         WHEREAS, the parties to this Agreement are parties to that certain Employment Agreement, dated as of July 23, 1986, as amended as of January 5, 1987, as of December 16, 1987 and as of December 20, 1988 (the "Employment Agreement"); and

         WHEREAS, the parties desire to further amend the Employment Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises, and the mutual promises and covenants hereinafter contained, HEALTHSOUTH and Scrushy do hereby agree, for their mutual benefit, as follows:

         1. Section 2 of the Agreement is hereby amended to extend the term of the Agreement for a period of five years commencing January 1, 1990.

         2. Section 5(a) of the Agreement is hereby amended by the substitution in place thereof, the following new Section 5(a):

         "(a) A base salary at the annual rate of $450,000 effective January 1, 1990, such salary to be paid semi-monthly. Such salary shall be reviewed annually by the Board of Directors.

         It is agreed between the parties that $60,000 of the above base salary amount shall be considered to be an incentive portion thereof, payable only if HEALTHSOUTH's operations meet the standards set forth in HEALTHSOUTH's annual business plan, as approved for each year during the term of this Agreement by the Board of Directors, it being agreed that the main criteria to be considered is whether HEALTHSOUTH attains the level of net income set forth in such business plan. The $60,000 incentive portion shall be payable on a monthly basis (1/12 with respect to each month of the calendar year) and shall be payable in $5,000 increments within five days of the date HEALTHSOUTH's internal financial statements have been prepared and are considered by management to be complete and accurate. In the event that any monthly increment shall not be paid during the course of a calendar year because the business plan is not met, such amount shall be due and payable at the time HEALTH- SOUTH's annual results are announced to the public if HEALTHSOUTH attains the net income set forth in the business plan for the calendar year involved."

         3. Section 8(f) of the Agreement is hereby amended by substituting in the place of the words "two years' annual base salary" the words "three years' annual base salary (including the gross incentive portion)".

         4. HEALTHSOUTH and Scrushy hereby reaffirm all of the other terms and provisions of the Employment Agreement, which is amended only as specifically set forth herein.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                               HEALTHSOUTH Rehabilitation Corporation

                               By /s/ AARON BEAM, JR.
                                  -----------------------------------------
                                      Aaron Beam, Jr.,
                                  Senior Vice President and
                                   Chief Financial Officer

                                  /s/ RICHARD M. SCRUSHY
                                  -----------------------------------------
                                      RICHARD M. SCRUSHY

                     AMENDMENT NO. 5 TO EMPLOYMENT AGREEMENT

         AMENDMENT NO. 5 TO EMPLOYMENT AGREEMENT, dated as of January 8, 1991, between HEALTHSOUTH Rehabilitation Corporation, a Delaware corporation ("HEALTH-SOUTH"), and RICHARD M. SCRUSHY, a resident of Birmingham, Alabama ("Scrushy").

                              W I T N E S S E T H:

         WHEREAS, the parties to this Agreement are parties to that certain Employment Agreement, dated as of July 23, 1986, as amended as of January 5, 1987, as of December 16, 1987, as of December 20, 1988 and as of December 20, 1989 (the "Employment Agreement"); and

         WHEREAS, the parties desire to further amend the Employment Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises, and the mutual promises and covenants hereinafter contained, HEALTHSOUTH and Scrushy do hereby agree, for their mutual benefit, as follows:

         1. Section 2 of the Employment Agreement is hereby amended by the substitution in place thereof, the following new Section 2:

         "The term of employment provided for in this Agreement shall commence on January 1, 1991, and shall remain in full force and effect for a period of five years thereafter. Such term shall be automatically extended for an additional year on each December 31, during the term hereof, unless written notice of any non-extension is provided Scrushy at least 30 days prior to such December 31."

         2. Section 5(a) of the Employment Agreement is hereby amended by increasing the annual base salary from $450,000 to $600,000, effective January 1, 1991. The incentive portion of this $600,000 base salary shall be $120,000, payable in $10,000 increments on a monthly basis.

         3. HEALTHSOUTH and Scrushy hereby reaffirm all of the other terms and provisions of the Employment Agreement, which is amended only as specifically set forth herein.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.

                                   HEALTHSOUTH Rehabilitation Corporation


                                   By     /s/AARON BEAM, JR.
                                      --------------------------------------
                                             Aaron Beam, Jr.
                                         Senior Vice President and
                                           Chief Financial Officer


                                         /s/RICHARD M. SCRUSHY
                                      --------------------------------------
                                            Richard M. Scrushy

         4. Section 5(a) of the Employment Agreement is hereby amended by increasing the annual base salary from $450,000 to $600,000, effective January 1, 1991. The incentive portion of this $600,000 base salary shall be $120,000, payable in $10,000 increments on a monthly basis.

         5. HEALTHSOUTH and Scrushy hereby reaffirm all of the other terms and provisions of the Employment Agreement, which is amended only as specifically set forth herein.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.

                                   HEALTHSOUTH Rehabilitation Corporation

                                   By      /s/ AARON BEAM, JR.
                                     ---------------------------------------
                                               Aaron Beam, Jr.
                                          Senior Vice President and
                                           Chief Financial Officer


                                          /s/ RICHARD M. SCRUSHY
                                     ---------------------------------------
                                              Richard M. Scrushy

                     AMENDMENT NO. 6 TO EMPLOYMENT AGREEMENT

         AMENDMENT NO. 6 TO EMPLOYMENT AGREEMENT, dated as of January 1, 1992, between HEALTHSOUTH Rehabilitation Corporation, a Delaware corporation ("HEALTHSOUTH"), and RICHARD M. SCRUSHY, a resident of Birmingham, Alabama ("Scrushy").

                              W I T N E S S E T H:

         WHEREAS, the parties to this Agreement are parties to that certain Employment Agreement, dated as of July 23, 1986, as amended as of January 5, 1987, as of December 16, 1987, as of December 20, 1988, as of December 20, 1989, and as of January 8, 1991 (the "Employment Agreement"); and

         WHEREAS, the parties desire to further amend the Employment Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises, and the mutual promises and covenants hereinafter contained, HEALTHSOUTH and Scrushy do hereby agree, for their mutual benefit, as follows:

         1. Section 5(a) of the Employment Agreement is hereby amended by increasing the annual base salary from $600,000 to $730,000, effective January 1, 1992. The incentive portion of this $600,000 base salary shall be $180,000, payable in $15,000 increments on a monthly basis.

         3. HEALTHSOUTH and Scrushy hereby reaffirm all of the other terms and provisions of the Employment Agreement, which is amended only as specifically set forth herein.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.

                                  HEALTHSOUTH Rehabilitation Corporation

                                  By    /s/ AARON BEAM, JR.
                                    ---------------------------------------
                                            Aaron Beam, Jr.
                                      Executive Vice President and
                                          Chief Financial Officer

                                        /s/ RICHARD M. SCRUSHY
                                    ----------------------------------------
                                            Richard M. Scrushy

                     AMENDMENT NO. 7 TO EMPLOYMENT AGREEMENT

         AMENDMENT NO. 7 TO EMPLOYMENT AGREEMENT, dated as of January 1, 1993, between HEALTHSOUTH Rehabilitation Corporation, a Delaware corporation ("HEALTHSOUTH"), and RICHARD M. SCRUSHY, a resident of Birmingham, Alabama ("Scrushy").

                              W I T N E S S E T H:

         WHEREAS, the parties to this Agreement are parties to that certain Employment Agreement, dated as of July 23, 1986, as amended as of January 5, 1987, as of December 16, 1987, as of December 20, 1988, as of December 20, 1989, as of January 8, 1991 and as of January 1, 1992 (the "Employment Agreement"); and

         WHEREAS, the parties desire to further amend the Employment Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises, and the mutual promises and covenants hereinafter contained, HEALTHSOUTH and Scrushy do hereby agree, for their mutual benefit, as follows:

         1. Section 5(a) of the Employment Agreement is hereby amended by increasing the annual base salary from $730,000 to $766,500, effective January 1, 1993. The incentive portion of this $730,000 base salary shall be $240,000, payable in $20,000 increments on a monthly basis.

         3. HEALTHSOUTH and Scrushy hereby reaffirm all of the other terms and provisions of the Employment Agreement, which is amended only as specifically set forth herein.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.

                                   HEALTHSOUTH Rehabilitation Corporation

                                   By        /s/ AARON BEAM, JR.
                                      --------------------------------------
                                                 Aaron Beam, Jr.
                                            Executive Vice President and
                                               Chief Financial Officer

                                            /s/ RICHARD M. SCRUSHY
                                      --------------------------------------
                                                Richard M. Scrushy

                     AMENDMENT NO. 8 TO EMPLOYMENT AGREEMENT


         AMENDMENT NO. 8 TO EMPLOYMENT AGREEMENT, dated as of January 1, 1994, between HEALTHSOUTH Rehabilitation Corporation, a Delaware corporation ("HEALTHSOUTH"), and RICHARD M. SCRUSHY, a resident of Birmingham, Alabama ("Scrushy"). W I T N E S S E T H:

         WHEREAS, the parties to this Agreement are parties to that certain Employment Agreement, dated as of July 23, 1986, as amended as of January 5, 1987, as of December 16, 1987, as of December 20, 1988, as of December 20, 1989, as of January 8, 1991, as of January 1, 1992 and as of January 1, 1993 (the "Employment Agreement"); and

         WHEREAS, the parties desire to further amend the Employment Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises, and the mutual promises and covenants hereinafter contained, HEALTHSOUTH and Scrushy do hereby agree, for their mutual benefit, as follows:

         1. Section 5(a) of the Employment Agreement is hereby amended by increasing the annual base salary to $800,000, effective January 1, 1994.

         In addition to the above base salary, Scrushy shall be paid an incentive bonus in the total amount of $400,000 per annum, payable only if HEALTHSOUTH's operations meet the standards set forth in HEALTHSOUTH's annual business plan, as approved for each year during the term of this Agreement by the Board of Directors, it being agreed that the main criteria to be considered is whether HEALTHSOUTH attains the level of net income set forth in such business plan. The $400,000 incentive bonus shall be payable on a monthly basis (1/12 with respect to each month of the calendar year) and shall be payable in $33,333.33 increments within five days of the date HEALTHSOUTH's internal financial statements have been prepared and are considered by management to be complete and accurate. In the event that any monthly increment shall not be paid during the course of a calendar year because the business plan is not met, such amount shall be due and payable at the time HEALTH- SOUTH's annual results are announced to the public if HEALTHSOUTH attains the net income set forth in the business plan for the calendar year involved.

         3. HEALTHSOUTH and Scrushy hereby reaffirm all of the other terms and provisions of the Employment Agreement, which is amended only as specifically set forth herein.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written. HEALTHSOUTH Rehabilitation Corporation


                                             By      /s/AARON BEAM, JR.
                                                 -----------------------------
                                                        Aaron Beam, Jr.
                                                 Executive Vice President and
                                                    Chief Financial Officer



                                                   /s/ RICHARD M. SCRUSHY
                                                  ---------------------------
                                                       Richard M. Scrushy

                     AMENDMENT NO. 9 TO EMPLOYMENT AGREEMENT


         AMENDMENT NO. 9 TO EMPLOYMENT AGREEMENT, dated as of January 1, 1995, between HEALTHSOUTH Corporation, a Delaware corporation ("HEALTHSOUTH"), and RICHARD M. SCRUSHY, a resident of Birmingham, Alabama ("Scrushy").

                              W I T N E S S E T H:

         WHEREAS, the parties to this Agreement are parties to that certain Employment Agreement, dated as of July 23, 1986, as amended as of January 5, 1987, as of December 16, 1987, as of December 20, 1988, as of December 20, 1989, as of January 8, 1991, as of January 1, 1992, as of January 1, 1993, and as of January 1, 1994 (the "Employment Agreement"); and

         WHEREAS, the parties desire to further amend the Employment Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises, and the mutual promises and covenants hereinafter contained, HEALTHSOUTH and Scrushy do hereby agree, for their mutual benefit, as follows:

         1. Section 5(a) of the Employment Agreement is hereby amended by increasing the annual incentive bonus for 1995 to a total of $900,000, payable only if HEALTHSOUTH's operations meet the standards set forth in HEALTHSOUTH's annual business plan, as approved for each year during the term of this Agreement by the Board of Directors, it being agreed that the main criteria to be considered is whether HEALTHSOUTH attains the level of net income set forth in such business plan. The $900,000 incentive bonus shall be payable on a monthly basis (1/12 with respect to each month of the calendar year) and shall be payable in $75,000 increments within five days of the date HEALTHSOUTH's internal financial statements have been prepared and are considered by management to be complete and accurate. In the event that any monthly increment shall not be paid during the course of a calendar year because the business plan is not met, such amount shall be due and payable at the time HEALTHSOUTH's annual results are announced to the public if HEALTHSOUTH attains the net income set forth in the business plan for the calendar year involved.

         2. HEALTHSOUTH and Scrushy hereby reaffirm all of the other terms and provisions of the Employment Agreement, which is amended only as specifically set forth herein.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.


                                         HEALTHSOUTH Corporation


                                         By    /s/AARON BEAM, JR.
                                           -----------------------------
                                                  Aaron Beam, Jr.
                                           Executive Vice President and
                                              Chief Financial Officer



                                              /s/RICHARD M. SCRUSHY
                                           ----------------------------
                                                 Richard M. Scrushy

                    AMENDMENT NO. 10 TO EMPLOYMENT AGREEMENT


         AMENDMENT NO. 10 TO EMPLOYMENT AGREEMENT, dated as of January 1, 1996, between HEALTHSOUTH Corporation, a Delaware corporation ("HEALTHSOUTH"), and RICHARD M. SCRUSHY, a resident of Birmingham, Alabama ("Scrushy").

                              W I T N E S S E T H:

         WHEREAS, the parties to this Agreement are parties to that certain Employment Agreement, dated as of July 23, 1986, as amended as of January 5, 1987, as of December 16, 1987, as of December 20, 1988, as of December 20, 1989, as of January 8, 1991, as of January 1, 1992, as of January 1, 1993, as of January 1, 1994, and as of January 1, 1995 (the "Employment Agreement"); and

         WHEREAS, the parties desire to further amend the Employment Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises, and the mutual promises and covenants hereinafter contained, HEALTHSOUTH and Scrushy do hereby agree, for their mutual benefit, as follows:

         1. Section 5(a) of the Employment Agreement is hereby amended by increasing the annual incentive bonus for 1996 to a total of $2,400,000, payable only if HEALTH- SOUTH's operations meet the standards set forth in HEALTHSOUTH's annual business plan, as approved for each year during the term of this Agreement by the Board of Directors, it being agreed that the main criteria to be considered is whether HEALTHSOUTH attains the level of net income set forth in such business plan. The $2,400,000 incentive bonus shall be payable on a monthly basis (1/12 with respect to each month of the calendar year) and shall be payable in $200,000 increments within five days of the date HEALTHSOUTH's internal financial statements have been prepared and are considered by management to be complete and accurate. In the event that any monthly increment shall not be paid during the course of a calendar year because the business plan is not met, such amount shall be due and payable at the time HEALTHSOUTH's annual results are announced to the public if HEALTHSOUTH attains the net income set forth in the business plan for the calendar year involved.

         2. HEALTHSOUTH and Scrushy hereby reaffirm all of the other terms and provisions of the Employment Agreement, which is amended only as specifically set forth herein.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.


                                             HEALTHSOUTH Corporation


                                            By     /s/ AARON BEAM, JR.
                                              -------------------------------
                                                       Aaron Beam, Jr.
                                                Executive Vice President and
                                                   Chief Financial Officer



                                                   /s/ RICHARD M. SCRUSHY
                                             --------------------------------
                                                     Richard M. Scrushy